Supplement to the
Fidelity Advisor® Overseas Fund
Class A, Class M, Class C, Class I and Class Z
December 30, 2019
Summary Prospectus

Effective October 1, 2020, Andrew Sergeant no longer serves as co-manager of the fund.

In addition, effective October 1, 2020, FMR Investment Management (UK) Limited (FMR UK), no longer retains discretionary authority over any portion of the fund's assets.

Effective October 1, 2020, the following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Vincent Montemaggiore (portfolio manager) has managed the fund since October 2016.

OS-SUM-20-01 1.9880501.104	August 31, 2020